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                                                                   EXHIBIT 10.17

                                 LOAN AGREEMENT


THIS AGREEMENT made and entered into as of the 17th day of June, 1996, by and between Georgia State Bank (hereinafter referred to as "Lender"), a banking corporation organized under the laws of Georgia, and Intercept Holdings, Inc. (hereinafter referred to as "Borrower"), a Georgia corporation and John W. Collins, Guarantor, Data Services Corp., Guarantor and Intercept Systems, Inc., Guarantor.

                                    RECITALS

Borrower wishes to obtain from Lender a loan in the principal amount of $3,000,000.00 and Lender, on the terms and conditions hereinafter set forth, is willing to lend such sum to Borrower.

NOW, THEREFORE, for and in consideration of the premises and the mutual agreements, warranties, and representations herein made, Lender and Borrower agree as follows:

                            ARTICLE I - DEFINITIONS

1.1 "Tangible Net Worth" means the total of Stockholder's Equity, minus loans or advances to affiliated entities, minus intangible assets plus subordinated debt.

1.2 "Capital" means all primary capital or all primary components of capital as defined from time to time in accordance with generally accepted accounting principles.

1.3 "Borrower's Stock" means all of the issued and outstanding capital stock of Data Services Corp. and Intercept Systems, Inc. that is issued and outstanding at the time of the closing.

1.4 "Collateral" means and includes all property assigned or pledged to Lender or in which Lender has been granted security interest or to which Lender has been granted security title under this Agreement or the other Financing Documents and the proceeds thereof.

1.5 "Financing Documents" means and includes this Agreement, the Note, the Pledge Agreements, Security Agreement, and any extensions, renewals, modifications, or substitutions thereof or therefor, and all other associated loan and collateral documents, including, without limitation, all guaranties, suretyship agreements, exhibits, schedules, attachments, financing statements, notices, consents, waivers, opinions, letters, reports, records, assignments, documents, instruments, information and other writings related thereto, or furnished by Borrower or Guarantors to Lender in connection therewith or in connection with any of the Collateral.
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1.6   "Lender" shall include transferees, assignees, and successors of Lender, and all rights of Lender under the Financing Documents shall inure to the benefit of its transferees, successors, and assigns. All obligations of Borrower under the Financing Documents shall bind its heirs, legal representatives, successors, and permitted assigns.

1.7 "Liabilities" mean all indebtedness, liabilities, and obligations of Borrower and Subsidiaries of any nature whatsoever which Lender may now or hereafter have, own or hold, and which are now or hereafter owing to Lender regardless of however and whenever created, arising or evidenced, whether now, heretofore or hereafter incurred, whether now, heretofore or hereafter due and payable, whether alone or together with another or others, whether direct or indirect, primary or secondary, absolute or contingent, or joint or several, and whether as principal, maker, endorser, guarantor, surety or otherwise, and also regardless of whether such Liabilities are from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred, including without limitation the Note (as hereinafter defined), and any extensions, renewals, modifications, or substitutions thereof or therefor.

1.8 "Guarantors" mean John W. Collins, Data Services Corp., and Intercept Systems, Inc. (Personal Guarantor means John W. Collins). (Corporate Guarantors mean Data Services Corp. and Intercept Systems, Inc.)

1.9 "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

1.10 All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with the generally accepted accounting principles in effect from time to time.

1.11  Subsidiaries mean Data Services Corp. and Intercept Systems, Inc.

                             ARTICLE II - THE LOAN

2.1 Subject to the terms and conditions of this Agreement, Lender agrees to lend the Borrower the principal sum of $3,000,000.00 (the "Loan").

2.2 The Loan shall be evidenced by a promissory note, in form and substance satisfactory to Lender, duly executed and delivered by Borrower in favor of Lender. Said promissory note or any extension(s), renewal(s), modifications(s), or substitutions(s), thereof or therefor which is in effect at any particular time is hereinafter called the "Note". The Note shall provide that:

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          (a)  The Loan shall bear interest at a rate per annum, calculated on the basis of a 360-day year and actual days elapsed, equal to the Prime Rate, plus 2.5% (adjusted daily).

          (b) The Principal balance owing under the Note shall be payable at the rate of $41,202.22 per month, commencing on July 20, 1996 and continuing on the twentieth day of each successive month thereafter until paid in full.

          (c) All accrued, but unpaid interest shall be payable in full each month commencing on July 20, 1996 and on the twentieth day of every successive month thereafter.

          (d) Prepayment: No penalty or premium shall be imposed for the prepayment in whole or in part of the principal balance of the Loan, but each such prepayment shall be applied in the manner provided in the Note.

               In the event of conflict between the terms of this Section 2.2 and those of the Note, the Note shall control.

          (e)  Hedge waived in lieu of 60 month call.

2.3   The proceeds of the Loan shall be used by Borrower as follows:

          (a) Intercept Holdings, Inc. shall acquire all of the common stock of Intercept Systems, Inc. and Data Services Corp.

          (b) An outstanding indebtedness in the amount of $686,421.12 shall be used to satisfy an existing indebtedness to Georgia Bankers Bank.

          (c) Additional funds shall be used to restructure and improve the corporate business.

2.4   To secure the repayment of the Loan:

          (i) Borrower shall execute and deliver to Lender a stock pledge agreement (the "Stock Pledge Agreement") in form and substance satisfactory to Lender, and pursuant to which Borrower shall grant to Lender a security interest in all Borrower's Stock. On or before the day the loan is made, Borrower shall deliver to the Lender the certificate(s) representing the Borrower's Stock together with stock transfer powers for same in form and substance satisfactory to Lender. If at

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                 any time prior to repayment in full of the Loan, should
                 Borrower acquire any additional shares of the stock, Borrower shall promptly deliver certificates evidencing such shares of stock to Lender and such additional shares shall be added to the collateral already pledged to Lender under the Pledge Agreement, and Lender shall have a security interest in such additional shares.

          (ii) Intercept Systems, Inc. shall execute and deliver to Lender a security agreement pledging said Subsidiaries accounts receivables, contracts, furniture, fixtures, inventory, equipment, general intangibles, specifically including the computer programs comprising the Intercept ATM/Network Interface Software System" (also known as I.A.N.I.S.S.) and all other intellectual properties.

          (iii)  Personal Guaranty of John W. Collins;

          (iv)   Corporate Guaranty of Intercept Systems, Inc.;

          (v)    Corporate Guaranty of Data Services Corp.; and

          (vi) At the time of closing of this transaction, John W. Collins shall deliver to Lender, Assignments of Life Insurance Policies on his life in the face amount of $1,000,000.00 showing Lender as beneficiary thereunder.

          (vii) James R. Henderson shall subordinate his right to compensation under his employment agreement and agreements to non-compete, to Georgia State Bank, and its assigns, which shall result in funds due under this loan being paid prior to any obligations of Intercept Holdings, Inc. and/or Intercept Systems, Inc. to James R. Henderson under said employment agreement, in the event of default by Borrower under the terms of this Loan Agreement, Note or other documents.

          (viii) Such agreements and documents as may be reasonably required by Lender or Lender's counsel in connection with the loan hereunder.

2.5 In connection with the Loan, Borrower will also deliver to Lender the resolutions and other agreements or instruments specified in Section 6.5 hereof and such other documents as may be reasonably required by Lender.

2.6 Upon execution of the Loan Agreement, Security Agreement and Financing Documents, Borrower shall reimburse Lender for the

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attorney's fees and closing costs as shown on the Closing and Disbursement
Agreement of even date herewith.

                  ARTICLE III - REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants to Lender that each of the following is true, correct, complete and accurate in all respects:

3.1 Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, and is qualified to do business in all jurisdictions where such qualification is necessary. Borrower has its principal place of business located at 6611 Bay Circle, Suite 160, Norcross, Gwinnett County, Georgia 30071.

3.2 Each financial statement of Borrower and Subsidiaries which has been delivered to Lender presents fairly the financial condition of Borrower and Subsidiaries as of the date indicated therein and the results of its operations for the period(s) shown therein. There has been no material adverse change, either existing or threatened, in the financial condition or operations of Borrower and Subsidiaries since the date of said financial statement.

3.3 Borrower has full power and authority to make, execute and perform in accordance with the respective terms thereof each of the Closing and Financing Documents. The execution and performance by Borrower and Subsidiaries of each and every one of the Financing Documents have been duly authorized by all requisite action, and each and every one of them constitutes the legal, valid and binding obligation of Borrower and Subsidiaries enforceable in accordance with its respective terms.

3.4 Execution, delivery and performance by Borrower and Subsidiaries of each and every one of the Financing Documents does not violate any provision of law or regulations and will not result in a breach of or constitute a default under any agreement, indenture or other instrument to which Borrower and Subsidiaries are a party or by which Borrower and Subsidiaries are bound.

3.5 Except for the security interest created by the Stock Pledge Agreements, Intercept Systems, Inc. and Data Services Corp.'s Stock pledged hereunder is free and clear of all liens, charges and encumbrances. Intercept Systems, Inc. and Data Services Corp.'s Stock is duly issued, fully paid and non-assessable, and Borrower has the unencumbered right to pledge the Subsidiaries' Stock. John
W. Collins agrees not to pledge his Stock of Intercept Holdings, Inc. so long as this Loan and the Note are in effect.

3.6 There is no claim, action, suit, arbitration, investigation, condemnation or other proceeding at law or in equity, or by or before any federal, state, local or other governmental agency, or by or before any other agency or arbitrator, nor is there any judgment, order, writ, injunction or decree of any court pending,

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anticipated, or threatened against Borrower or Subsidiaries or against any properties or assets which might have a material adverse effect on Borrower, Subsidiaries, or their respective properties or assets, or which might call into question the validity or enforceability of any of the Financing Documents, or which might involve the alleged violation by Borrower or the Subsidiaries of any federal, state, local or other law, rule or regulation.

3.7 All of Borrower's and Subsidiaries' outstanding capital stock has been validly issued, fully paid and is non-assessable. Borrower and Subsidiaries are not in violation of any applicable federal, state, local, or other securities law and regulations with respect to the issuance of any of its capital stock or any other of its securities.

3.8 Borrower, Subsidiaries and Guarantor John W. Collins have filed or caused to be filed all required federal, state, local or other tax returns and have paid (except as otherwise permitted by Section 4.3 hereof) all governmental taxes and other charges imposed upon it or on any of its properties or assets. Borrower, Subsidiaries and Guarantors do not know of any proposed additional tax assessments.

3.9 No consent, approval, order, authorization, designation, registration, declaration, or filing with or of any federal, state, local, or other governmental authority or public body on the part of the Borrower and Subsidiaries is required in connection with Borrower's or Subsidiaries' execution, delivery, or performance of any of the Financing Documents; or if required, all such prerequisites have been, or as of the date the Loan is advanced will be fully satisfied. Without limiting the generality of the foregoing, Borrower has (or, as of the date the Loan is advanced, Borrower will have) received all authorizations, consents, or approvals of all governmental agencies, authorities or bodies required under applicable federal or state law for its acquisition of the Henderson's Stock, and a true and correct copy of each such authorization, consent and approval has been or will be delivered by Borrower to Lender prior to the Loan's funding, and all required waiting periods with respect thereto have (or, as of the date the Loan is advanced, will have) expired. All conditions or requirements (if any) imposed by each governmental agency, authority or body in connection with its approval have been (or, as of the date the Loan is advanced, will have been) met.

3.10 Neither Borrower nor Subsidiaries have incurred any material accumulated funding deficiency within the meaning of the Employee Retirement Income Security Act of 1974, P. L. No. 93-406, as amended ("ERISA"), nor have they incurred any material liability to the Pension Benefit Guaranty Corporation established under ERISA (or any successor thereto under such Act) in connection with any employee benefit plan established or maintained by Borrower or its Subsidiaries.

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3.11  None of the transactions contemplated in this Agreement (including without limitation, the use of the proceeds of the Loan) will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations U and X of the Board of Governors of The Federal Reserve System, 12 C.F.R., Chapter II. None of the proceeds of the loan hereunder will be used to purchase or carry (or refinance any borrowing the proceeds of which were used to purchase or carry) any "margin stock" within the meaning of said Regulation U.

                       ARTICLE IV - AFFIRMATIVE COVENANTS

For so long as this Agreement is in effect, and unless Lender expressly consents in writing otherwise or to the contrary, Borrower hereby expressly covenants and agrees as follows:

4.1 Upon request of Lender, Borrower and Subsidiaries shall make available its officers and employees to Lender to discuss the financial affairs of Borrower and Subsidiaries at such times and intervals as Lender may request, and Borrower and Subsidiaries shall promptly confirm or furnish in reasonable detail whatever information relative to Borrower and Subsidiaries as Lender's authorized representative, auditor or counsel may reasonably request.

4.2   Borrower and Subsidiaries shall promptly furnish to Lender:

          (a) Not later than April 30th of each year and as of the end of each fiscal year, audited consolidated and consolidating financial statements of Borrower and Subsidiaries, to include a balance sheet and statement of income and stockholders' equity, all in reasonable detail, prepared in accordance with generally accepted accounting principles and certified by an independent accounting firm acceptable to Lender;

          (b) Not later than thirty (30) days after and as of the end of each month thereafter, unaudited consolidated and consolidating financial statements of Borrower and Subsidiaries to include a balance sheet and statement of income and stockholders' equity, all in reasonable detail, prepared in accordance with generally accepted accounting principles (subject to changes resulting from year-end adjustments), and certified by the chief financial officer of Borrower and Subsidiaries;

          (c) Immediately after the occurrence of a material adverse change in the business properties, condition, management or prospects, financial or otherwise, of Borrower and Subsidiaries, a statement of Borrower's and Subsidiaries' chief

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

               executive officer or chief financial officer setting forth in reasonable detail such change and the action which Borrower or Subsidiaries proposes to take with respect thereto.

          (d) Personal Guarantor shall furnish a current financial statement upon request of the Lender (at least annually) and a copy of his personal tax returns by August 15th of each year.

          (e) From time to time upon request of Lender, such other information relating to the operations, business, condition, management, properties and prospects of Borrower and Subsidiaries as Lender may reasonably request.

4.3 Borrower and Subsidiaries shall punctually pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any of its property, as well as all claims of any kind which, if unpaid, might by law become a lien or charge upon its property, except taxes, assessments, charges, levies or claims which are in good faith being timely litigated or otherwise properly contested by Borrower and Subsidiaries and as to which the contestant has established an adequate reserve on its books.

4.4 Borrower and Subsidiaries will comply in all material respects with the requirements of all provisions of constitutions, statutes, rules, regulations, and orders of governmental bodies or regulatory agencies applicable to it, and all orders and decrees of all courts and arbitrators in proceedings or actions to which it is a party or by which it is bound.

4.5 Borrower will immediately report to Lender any change in the beneficial ownership of Borrower's stock by any officer, director, or 5% or greater stockholder of Borrower.

                         ARTICLE V - NEGATIVE COVENANTS

For so long as this Agreement is in effect, and unless Lender expressly consents in writing otherwise or to the contrary, Borrower hereby expressly covenants and agrees to the following negative covenants:

5.1 Intercept Systems, Inc.'s tangible net worth shall not be less than $500,000.00 at all times.

5.2 Borrower shall neither declare nor pay any dividend nor make any distribution to its shareholders (other than dividends or distributions payable in shares of stock of Borrower) nor shall Borrower retire, redeem, purchase or otherwise acquire for value, directly or indirectly, any shares of the capital stock of Borrower, nor permit if such declaration, payment, distribution, retirement, purchase, redemption or other acquisition would result

                                      -8-
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in an Event of Default hereunder or an event which, with the giving of notice or passage of time (or both), would constitute such an Event of Default.

5.3 Borrower shall not incur, create, assume, or permit to exist any indebtedness or liability for borrowed money other than to Lender.

5.4 The Subsidiaries shall not incur, create, assume or permit to exist any indebtedness or liability for borrowed money in excess of $200,000.00 each, other than to Lender, without the prior written consent of Lender, which shall not be unreasonably withheld.

5.5 Borrower and Intercept Systems, Inc. shall not without prior written consent of Lender in any manner, directly or indirectly, become a guarantor of any obligation of, or an endorser of, or otherwise assume or become liable upon any notes, obligations, or other indebtedness of any other person except in connection with the depositing of checks in the normal and ordinary course of business.

5.6 Borrower and Subsidiaries shall not without prior written consent of Lender transfer all or substantially all of its assets to, consolidate with or merge with any other person to acquire all or substantially all of the properties or capital stock of any other person or enter into any partnership or joint venture, or change or amend its articles or certificates of incorporation or its by-laws.

5.7 Borrower and Subsidiaries shall not issue, sell or otherwise dispose of any shares of any class of its stock (other than directors' qualifying shares) except to Borrower.

5.8 Borrower and Subsidiaries shall not incur or suffer to exist any material accumulated funding deficiency within the meaning of ERISA or incur any material liability to the Pension Benefit Guaranty Corporation established under ERISA (or any successor thereto under ERISA).

5.9 Borrower and Subsidiaries shall not issue any additional stock of Borrower or Subsidiaries, nor shall Borrower or Subsidiaries increase the compensation, in any form whatsoever, more than fifteen (15%) percent annually including the salary, paid to any officers or directors of Borrower or Subsidiaries from the date hereof up through the date of full satisfaction of the Loan without the written consent of Lender, which consent shall not be unreasonably withheld.

5.10 Borrower shall not voluntarily change its Chief Executive Officer without Lender's prior written consent, which consent shall not be unreasonably withheld.

5.11 Borrower and Intercept Systems, Inc. shall make no capital improvements in the aggregate in excess of $350,000.00 per year,

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without the written consent of Lender, which consent shall not be unreasonably withheld.

                            ARTICLE VI - CONDITIONS

All of the Lender's obligation under this Agreement, including without limitation, any obligations to make the Loan to Borrower are subject to the prior fulfillment of each of the following conditions and Borrower shall exert its best efforts to cause each of the following conditions to be so fulfilled.

6.1 All representations and warranties of Borrower and Guarantors contained in this Agreement and in each and every one of the other Financing Documents shall be true, correct, complete and accurate in all respects on and as of the date the Loan is advanced.

6.2 Borrower and Guarantors have duly and properly performed in all respects all covenants, agreements, and obligations required by the terms of this Agreement or any of the other Financing Documents to be performed by Borrower and Guarantors.

6.3 Borrower and Guarantors have not taken nor permitted to be taken any actions which would conflict with any of the provisions of Article V of this Agreement.

6.4 Since the date of the Loan Application, no significant adverse changes have occurred in Borrower's condition (financial or otherwise), or in the business, properties, assets, liabilities, prospects, or management of Borrower other than the effects of the transactions affected through this Closing.

6.5   Borrower has delivered to Lender the following described documents:

          (a)  This Agreement duly executed by Borrower;

          (b) A Note dated the 17th day of June, 1996 in the original principal amount of $3,000,000.00 executed and delivered to Lender by Borrower;

          (c)  The Stock Pledge Agreements duly executed by Borrower hereunder;

          (d) The Certificate(s) representing the Subsidiaries' Stock pledged by the Borrower together with a stock power for each certificate duly executed by Borrower or the appropriate stockholder;

          (e) A Certificate of Borrower's and Subsidiaries' President or Vice President and its Secretary or Assistant Secretary, in form and substance satisfactory to Lender, with respect to the resolutions of Borrower's and Subsidiaries' directors authorizing execution of this Agreement

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               and the other Financing Documents, and such other matters as
               Lender may reasonably require;

          (f) A certificate of the Secretary of State of the state of Borrower's and Subsidiaries' incorpor-ations certifying that Borrower and Subsidiaries are corporations duly organized and in good standing under the laws of such state;

          (g) A Security Agreement for each Subsidiary, pledging Subsidiaries' accounts receivables, contracts, fur-niture, inventory, fixtures, equipment and intellectual properties to Lender;

          (h)  Personal Guaranty of John W. Collins;

          (i)  Corporate Guaranty of Intercept Systems, Inc.;

          (j)  Corporate Guaranty of Data Services Corp.; and

          (k) Such agreements as may be reasonably required by Lender or Lender's counsel in connection with the Loan hereunder.

          (l) A Subordination Agreement from James R. Henderson to Lender, subordinating the indebtedness of Intercept Systems, Inc. to James R. Henderson.

          (m) A Subordination Agreement from Intercept Holdings, Inc. to Lender, subordinating the indebtedness of Intercept Systems, Inc. to Intercept Holdings, Inc.

6.6 Guarantor Collins shall deliver the Assignments of Life Insurance Policies referenced in paragraph 2.4 (vi) prior to or at the time of closing.

6.7 No Event of Default or event which, with the giving of notice or passage of time (or both), would constitute an Event of Default under the terms of this Agreement, shall have occurred.

6.8 All other matters incidental to the Loan hereunder shall be satisfactory to Lender.

                        ARTICLE VII - EVENTS OF DEFAULT

The occurrence of any one or more of the following events will constitute an event of default (herein called an "Event of Default") by Borrower under this
Agreement:

7.1 Failure of Borrower punctually to make payment of any amount payable, whether principal or interest, on any of the Liabilities within five (5) days after the same becomes due and payable, whether at maturity, or at a date fixed for any prepayment or partial prepayment, or by acceleration or otherwise.

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7.2   If any statement, representation, or warranty of Borrower, of
Subsidiaries, or of Guarantor made in this Agreement or in any of the other Financing Documents at any time furnished by or on behalf of Borrower, Subsidiaries, or Guarantor to Lender proves to have been untrue, incorrect, misleading, or incomplete in any material respect as of the date made.

7.3 Failure of Borrower, Subsidiaries, or Guarantor punctually and fully to perform, observe, discharge, or comply with any of the covenants set forth in
Article V of this Agreement.

7.4 Failure of Borrower or Guarantor punctually and fully to perform, observe, discharge or comply with any of the other covenants set forth in this Agreement, which failure is not cured within thirty (30) days after notice from Lender to Borrower.

7.5 The occurrence of a default, an Event of Default, or an Event of Default under any of the other Financing Documents or under any other agreement to which Borrower, Guarantor and Lender are parties or under any other instrument executed by Borrower in favor of Lender.

7.6 If Borrower, or any Guarantor becomes insolvent as defined in the Georgia Uniform Commercial Code or makes an assignment for the benefit of creditors; or if any action is brought by Borrower or any Guarantor seeking dissolution of Borrower, or any Guarantor, or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver, or other custodian for any of its property; or if Borrower or any Guarantor commences a voluntary case under the Federal Bankruptcy Code; or if any reorganization or arrangement proceeding is instituted by Borrower or any Guarantor for the settlement, readjustment, composition or extension of any of its debts upon any terms; or if any action or petition is otherwise brought by Borrower or any Guarantor seeking similar relief or alleging that it is insolvent or unable to pay its debts as they mature.

7.7 If any action is brought against Borrower or any Guarantor seeking dissolution of Borrower or any Guarantor or liquidation of any of its assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property, and such action is consented to or acquiesced in by Borrower or any Guarantor or is not dismissed within ninety (90) days of the date upon which it was instituted; or if any proceeding under the Federal Bankruptcy Code is instituted against Borrower or any Guarantor and (i) an order for relief is entered in such proceeding or (ii) such proceeding is consented to or acquiesced in by Borrower or any Guarantor or is not dismissed within ninety
(90) days of the date upon which it was instituted; or if any reorganization or arrangement proceeding is instituted against Borrower or any Guarantor for the settlement, readjustment, composition, or extension of any of its debts upon any terms, and such proceeding is consented or acquiesced in by Borrower or any Guarantor or is not dismissed within ninety (90) days of the date upon which it was instituted; or if any action or petition is otherwise brought against Borrower or any Guarantor seeking similar relief or alleging that it is insolvent, unable to pay its debts as they mature, or generally not paying its debts as they become due, and such action or petition is consented to or acquiesced in by Borrower or any Guarantor or is not dismissed within ninety
(90) days of the date upon which it was brought.

7.8 If Borrower or any Guarantor is in default on any indebtedness to another person or an event has occurred which, with the giving of notice or passage of time, or both, will cause Borrower or any Guarantor to be in default on any indebtedness to another person, and the acceleration of the maturity of such indebtedness would have a material adverse effect upon Borrower or any Guarantor.

7.9 Any other material adverse change occurs in Borrower's or any Guarantor's financial condition or means or ability to pay the Liabilities.

7.10 Sale, transfer or exchange either directly or indirectly, voluntarily or involuntarily, of a twenty-five percent (25%) or greater stock interest of Borrower or Guarantor.

7.11 Failure of Guarantor Collins to provide to Lender Assignments of Life Insurance Policies on his life in the face amount of $1,000,000.00. Failure to maintain said coverage shall also constitute a default.

                      ARTICLE VIII - REMEDIES UPON DEFAULT

8.1   Upon the occurrence of an Event of Default:

          (a) Any of the liabilities may (notwithstanding any provisions contained therein or herein to the contrary), at the option of Lender and upon thirty (30) days written notice to Borrower at the Borrower's address provided herein by regular mail, which if said default is not cured within said thirty (30) days, the liabilities shall be declared due and payable, whereupon they immediately will become due and payable.

          (b)  Lender may also, at its option, and upon notice as set forth in
               8.1 (a), exercise from time to time any and all rights and remedies available to it under this Agreement or under any of the other Financing Documents, as well as exercise from time to time any and all rights and remedies available to a secured party when a debtor is in default under a security agreement as provided in the Uniform Commercial Code of Georgia, or available to Lender under any other applicable law or in equity, including without limitation the right to any deficiency remaining after disposition of the Collateral.

          (c) Borrower shall pay all of the reasonable costs and expenses incurred by Lender in enforcing its rights under this Agreement and the other Financing Documents. In the event any claim under this Agreement or under any of the other Financing Documents is referred to an attorney for collection, or collected by or through an attorney, Borrower will be liable to Lender for all expenses incurred by it in seeking to collect the liabilities or to enforce its rights hereunder, in the other Financing Documents or in the Collateral, including without limitation, reasonable attorney's fees.

8.2 Any proceeds from disposition of any of the Collateral may be applied by Lender first to the payment of all expenses and costs incurred by the Lender in collecting such liabilities, in enforcing the rights of Lender under each and every one of the Financing Documents and in collecting, retaking, holding, preparing the Collateral for and advertising the sale or other disposition of and realizing upon the Collateral, including, without limitation, reasonable attorneys' fees as well as all other legal expenses and court costs. The balance of such proceeds remaining may be applied by Lender toward the payment of such of the liabilities and in such order of application as the Lender may from time to time elect. Lender shall pay the surplus, if any, to Borrower. Borrower or Guarantors shall pay the deficiency, if any, to Lender.

                          ARTICLE IX - MISCELLANEOUS

9.1   Time is of the essence of this Agreement.

9.2 This Agreement, together with all of the other Financing Documents, supersedes all prior discussions, understandings and agreements by and between Borrower, Guarantors and Lender with respect to the Loan and the Collateral, and together they constitute the sole and entire agreement between the parties.

9.3 This Agreement and the security interests and security title conveyed under the Financing Documents shall remain in full force and effect until such time as (i) the liabilities are repaid in full, (ii) Lender is under no obligation to make loans or other financial accommodations to Borrower, and
(iii) either party in writing notifies the other that it is thereby terminating this Agreement.

9.4 Lender will not be deemed as a consequence of any act, delay, failure, omission, or forbearance (including without limitation failure to exercise its rights of accelerating the maturity of any of the Liabilities or other indulgences granted from time to time by Lender) for any other reason:

          (1) to have waived, or to be estopped from exercising, any of its rights or remedies under this Agreement or under any of the other Financing Documents, or

          (2) to have modified, changed, amended, terminated, rescinded, or superseded any of the terms of this Agreement or of any of the other Financing Documents unless such waiver, modification, amendment, change, termination, rescission, or supersession is expressed, in writing and signed by a duly authorized officer of Lender. No single or partial exercise by Lender of any right or remedy will preclude other or further exercise thereof or preclude the exercise of any right or remedy, and a waiver expressly made in writing on one occasion will be effective only in that specific instance and only for the precise purpose for which given, and will not be construed as a consent to or a waiver of any right or remedy on any future occasion.

9.5 Except as provided otherwise in this Agreement, all notices and other communications under this Agreement are to be in writing and are to be deemed to have been duly given and to be effective upon delivery to the party to whom they are directed. If sent by U.S. mail, first class, certified, return receipt requested, postage prepaid, and addressed to Lender or to Borrower at their respective addresses set forth below, such notices, demands and other communications are to be deemed to have been delivered on the second business day after being so posted. Either Lender or Borrower may, by written notice to the other, designate a different address for receiving notices under this Agreement; provided, however, that no such change of address will be effective until written notice thereof is actually received by the party to whom such change of address is sent.

9.6 Borrower may not, without the consent of Lender, assign any of its rights or duties hereunder or any of the other Financing Documents.

9.7 All statements, reports, certificates, opinions and other documents or information furnished to Lender under the Financing Documents shall be supplied by Borrower and Guarantor without cost to Lender. Further, Borrower shall reimburse Lender on demand for all out-of-pocket costs and expenses (including legal fees) incurred by the Lender in connection with the preparation, establishment, operation, and enforcement of the Financing Documents or the protection or preservation of any right or claim of the Lender with respect to the Financing Documents.

9.8 Borrower will pay all taxes (if any) in connection with this Agreement, any of the other Financing Documents, any loan made in connection with this Agreement, or the issuance or ownership of any of the Financing Documents and in connection with any modification of said loan, this Agreement, or any of the Financing Documents (excluding, however, any taxes imposed upon or measured by the net income of the Lender) and will save the Lender harmless without limitation as to time against any and all liabilities with respect to all such taxes. The obligations of Borrower under this section shall survive the payment of the liabilities and the termination of this Agreement.

9.9 Upon the occurrence of an Event of Default hereunder, Lender, without notice or demand of any kind, may hold and set off against such of the liabilities (whether matured or unmatured) as Lender may elect, any balance or amount to the credit of Borrower in any deposit, agency, reserve, holdback or other account of any nature whatsoever maintained by or on behalf of Borrower or Guarantors with Lender at any of its offices, regardless of whether such accounts are general or special and regardless of whether such accounts are individual or joint. Any person purchasing an interest in debt obligations under this Agreement held by Lender may exercise all rights of offset with respect to such interest as fully as if such person were a holder of debt obligations hereunder in the amount of such interest.

9.10 This Agreement and all of the other Financing Documents have been made and delivered in the State of Georgia, and the terms, provisions and performance thereof are in all respects, including without limitation all matters of construction, interpretation, validity, enforcement, and performance, to be construed in accordance with and governed by the laws of that State, including without limitation, the Uniform Commercial Code of Georgia, as amended and in effect on the date of this Agreement. Wherever possible, each provision of this Agreement and of each and every one of the other Financing Documents is to be interpreted in such manner as to be effective and valid under applicable law, but if any provision thereof is prohibited or invalid under such law, such provision is to be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or of any of the other Financing Documents.

9.11 "Herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular article, paragraph, section or other subdivision.

9.12 The titles of the Articles appear as a matter of convenience only and shall not affect the interpretation hereof.

9.13 Words importing the singular number shall include the plural number and vice versa, and pronouns used shall be deemed to cover all genders.

9.14  Interpretation.  No clause, term or provision of the parties hereto as a
      --------------
result of such clause, term or provision having been drafted by such party, it being the intention of the parties hereto that there be no presumptions made with respect to the drafting of said Agreement.

IN WITNESS WHEREOF, Lender has executed this Agreement, and Borrower has executed this Agreement and placed its seal hereon, all as of the day and year first above written.

                                   BORROWER:

                                   INTERCEPT HOLDINGS, INC.


                                   By:s/  John W. Collins
                                      -----------------------------
                                      JOHN W. COLLINS

                                   Title:  Chairman and C.E.O.

                                   Address:  4209 Riverview Dr.
                                             ----------------------

                                             Duluth, GA  30155
                                             ----------------------


                                   (AFFIX CORPORATE SEAL)

                                   Attest:s/  Marie H. Storey
                                          -------------------------

                                   Title: Secretary (Assistant)

                                   LENDER:

                                   GEORGIA STATE BANK

                                   By:s/  Ken F. Thigpen
                                      -----------------------------
                                      KEN THIGPEN

                                   Title:  President

                                   Address:     620 Fontaine Road
                                                -------------------

                                                Mableton, GA  30059
                                                -------------------

                                   GUARANTOR:


                                   s/  John W. Collins
                                   --------------------------------
                                   JOHN C. COLLINS, Individually

                                   Address:     Same as above
                                                -------------------

                                                ___________________

                            GUARANTOR:

                            INTERCEPT SYSTEMS, INC.


                            By:     s/ John W. Collins          (SEAL)
                                    ----------------------------------

                            Title:  CEO

                            Address:        6611 Bay Circle, Suite 160
                                            --------------------------

                                            Norcross, GA  30071
                                            --------------------------


                            GUARANTOR:

                            DATA SERVICES CORP.


                            By:     s/  John W. Collins         (SEAL)
                                    ----------------------------------

                            Title:  CFO/Treasurer

                            Address:        6611 Bay Circle, Suite 160
                                            --------------------------

                                            Norcross, GA  30071
                                            --------------------------

                            Attest:s/  Marie H. Storey
                                   -----------------------------------

                            Title: Secretary

                STATEMENT AND CONFIRMATION OF BUSINESS PURPOSE
                ----------------------------------------------


                        Commercial Promissory Note in
                        the original principal sum of
                        $3,000,000.00 dated the 17th
                        day of June, 1996.


      Borrower:  Intercept Holdings, Inc.

      Lender:    Georgia State Bank


The undersigned warrant, covenant, represent and confirm that the loan referenced above and all loan proceeds disbursed in accordance with the loan documentation of even date herewith are solely for business purposes.

No part of the loan or any proceeds resulting therefrom will be used for personal, family or household purposes.


Signed, sealed and delivered        INTERCEPT HOLDINGS, INC.
this 17th day of June, 1996.


s/  Ken Varz                        By:s/  John W. Collins
---------------------------            -----------------------------
Witness
                                    Title:CEO
                                          --------------------------

s/  Jackie M. Golden
---------------------------
Notary Public

                                    (AFFIX CORPORATE SEAL)